                                                               EXHIBIT 10.10.(b)



                               FIRST AMENDMENT TO



                        MANUFACTURE AND SUPPLY AGREEMENT



                                     between



                              ALLERGAN SALES, INC.



                                       and



                                CARL ZEISS, INC.



                                  on behalf of



                            HUMPHREY SYSTEMS DIVISION



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                 AMENDMENT NO. 1

        This first AMENDMENT, effective as of March 1, 2000, is to the Manufacturing and Supply Agreement executed on May 28,1999 (hereafter "AGREEMENT"), as amended between Allergan Sales, Inc., a California corporation, on behalf of itself and its affiliates ("Allergan"), having an address at 2525 Dupont Drive, Irvine, California 92612 and Carl Zeiss, Inc., a New York corporation, on behalf of its Humphrey Systems Division ("Humphrey"), having an address at 5160 Hacienda Drive, Dublin, California 94568.

        This AGREEMENT, is hereby amended as follows:

        1. Section 3 - Pricing and Payment; article 3.1 Determination of Price will be modified as follows:

        PRODUCT                         2000 FORECAST              2000 PRICING
        -------                         -------------              ------------
        Diplomax Consoles                      *                            *
        Sovereign Consoles                     *                            *
        Prestige Consoles                      *                            *
        Electric IV Pole                       *                            *
        Diplomax Remote Control                *                            *
        Console Footswitch, 3 CPI              *                            *
        Sovereign Footpedal                    *                            *
        Sovereign Remote Control               *                            *
        Prestige Foot Pedal                    *                            *
        Command Power Pole                     *                            *
        Sovereign Signature Cart               *                            *


        2. Exhibit A, PRODUCT LIST, will be modified. Revised exhibit is attached.

        In all other respects, the terms and conditions of this AGREEMENT executed May 28, 1999, as amended, remains in full force and effect.

        ALLERGAN SALES, INC.                HUMPHREY SYSTEMS, a division of
                                            Carl Zeiss, Inc.

        By:  /s/ Jacqueline Schiavo         By:  /s/ Lothar Koob
             ---------------------------         -------------------------------
        Name:   Jacqueline Schiavo          Name:   Lothar Koob
        Title:  Corporate Vice President    Title:  President
                of Worldwide Operations

--------

* Certain information may have been omitted from this page and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions, which have been designated as *.

                                   EXHIBIT "A"
                                  PRODUCT LIST

                                                                              TECH       END OF
PRODUCT                     DESCRIPTION                        FAMILY         TRSFR      SERVICE
-------                     -----------                        ------         -----      -------
OM417501              Remote Control, Diplomate(R) MMP      Diplomate(R)        S        12/2005
OM5201012B            Diplomate(R) Black 120V System        Diplomate(R)        S        12/2005
OM5201012G            Diplomate(R) System, 120V Grey        Diplomate(R)        S        12/2004
OM5201012W1           Diplomate(R) System, 120V White       Diplomate(R)        S        12/2005
OM5201012W2           Diplomate(R) System, Wht 120V         Diplomate(R)        S        12/2004
OM5201013B            Diplomate(R) Black, 220V System       Diplomate(R)        S        12/2000
OM5201013G            Diplomate(R) System, 220V Grey        Diplomate(R)        S        12/2000
OM5201013W1           Diplomate(R) System, 220V White       Diplomate(R)        S        12/2000
OM5201013W2           Diplomate(R) Console Wht 220V         Diplomate(R)        S        12/2000
OM5201014B            Diplomate(R) Black 240V System        Diplomate(R)        S        12/2000
OM5201014G            Diplomate(R) System, 240V Grey        Diplomate(R)        S        12/2000
OM5201014W1           Diplomate(R) System, 240V White       Diplomate(R)        S        12/2000
OM5201014W2           Diplomate(R) Console Wht 240V         Diplomate(R)        S        12/2000
OM5201015B            Diplomate(R) System, 220V Black       Diplomate(R)        S        12/2000
OM5201015G            Diplomate(R) System, 220V Grey        Diplomate(R)        S        12/2000
OM5201015W1           Diplomate(R) System, 240V White       Diplomate(R)        S        12/2000
OM5201015W2           Diplomate(R) System, 240V White       Diplomate(R)        S        12/2000
OM528001              Diplomate(R) White Remote Control     Diplomate(R)        S        12/2004
OM528501              Diplomate(R) Black Remote Control     Diplomate(R)        S        12/2005
OM4101016             Diplomax(TM) 100V BlackMax            Diplomax(TM)       M,S       ON GOING
OM4101017             Diplomax(TM) 120V System              Diplomax(TM)       M,S       ON GOING
OM4101018             Diplomax(TM) 220V System              Diplomax(TM)       M,S       ON GOING
OM4101019             Diplomax(TM) 240V System              Diplomax(TM)       M,S       ON GOING
OM4130011             Console Footswitch, 3 CPI             Diplomax(TM)       M,S       ON GOING
OM418501              Diplomax(TM) Remote Control           Diplomax(TM)       M,S       ON GOING
OM418502              Phacompo Black Max Remote Control     Diplomax(TM)       M,S       ON GOING
RFOOTP3               Footswitch 3 CPI Reconditioned        Diplomax(TM)       M,S       ON GOING
RM120                 Diplomax(TM) Consol 120V              Diplomax(TM)       M,S       ON GOING
                         Reconditioned
OM770101P2            Electric IV Pole 120V                 IV Pole            M,S       ON GOING
OM770101P3            Electric IV Pole 220V                 IV Pole            M,S       ON GOING
OM770101P4            Electric IV Pole 240V                 IV Pole            M,S       ON GOING
RES120                Std w/Elec IV Pole 120V               IV Pole            M,S       ON GOING
                         Reconditioned
RES240                Std W/Elec IV Pole 240V               IV Pole            M,S       ON GOING
                         Reconditioned
OM5230011             Console Footswitch                    Opsys(R)            S        12/2005
OM66010112            Opsys(R) MMP 3 System, 120V           Opsys(R)            S        12/2005
OM66010113            Opsys(R) MMP 3 System, 220V           Opsys(R)            S        12/2002
OM66010114            Opsys(R) MMP 3 System, 240V           Opsys(R)            S        12/2002
OM6601017             Opsys(R) MMP System, 120V             Opsys(R)            S        12/2002
OM6601018             Opsys(R) MMP System, 220V             Opsys(R)            S        12/2002
OM6601019             Opsys(R) MMP System, 240V             Opsys(R)            S        12/2002
OM667501              Opsys(R) MMP Remote Control           Opsys(R)            S        12/2002
OM6701017             Opsys(R) 120V System                  Opsys(R)            S        12/2005
OM6701018             Opsys(R) 220V System                  Opsys(R)            S        12/2002
OM6701019             Opsys(R) 240V System                  Opsys(R)            S        12/2002
OM677501              Opsys(R) Remote Control               Opsys(R)            S        12/2005
RFOOTP                Footswitch, Console, Recond           Opsys(R)            S        12/2005
RMP3120               Opsys(R) MMP3 Console, 120V           Opsys(R)            S        12/2005
ROP120                Opsys(R) Console, 120V                Opsys(R)            S        12/2005
SOV680002             Sovereign(TM) Signature Cart          Sovereign(TM)      M,S       ON GOING
RSOV680002            Sovereign(TM) Signature Cart,         Sovereign(TM)                ON GOING
                         Refurbished

                                                                              TECH       END OF
PRODUCT                     DESCRIPTION                        FAMILY         TRSFR      SERVICE
-------                     -----------                        ------         -----      -------
SOV680135             Sovereign(TM) Remote Control          Sovereign(TM)      M,S       ON GOING
RSOV680135            Sovereign(TM) Remote Control,         Sovereign(TM)                ON GOING
                         Refurbished
SOV680300             Sovereign(TM) System Assembly         Sovereign(TM)      M,S       ON GOING
RSOV680300            Sovereign(TM) System Assembly         Sovereign(TM)                ON GOING
                         Refurbished
SOV680700             Sovereign(TM) Footpedal               Sovereign(TM)      M,S       ON GOING
RSOV680700            Sovereign(TM) Footpedal, Refurbished  Sovereign(TM)                ON GOING
RB120                 Diplomate(R) 120V console             Diplomate(R)        S        12/2005
                         Refurbished
RB240                 Diplomate(R) 240V console             Diplomate(R)        S        12/2000
                         Refurbished
RG120                 Diplomate(R) 120V gray console        Diplomate(R)        S        12/2002
                         Refurbished
RW120                 Diplomate(R) 120V white console       Diplomate(R)        S        12/2002
                         Refurbished
RFOOTP3               Diplomax(TM) Footswitch 3 CPI         Diplomax(TM)       M,S       ON GOING
                         refurbished
RM120                 Diplomax(TM) Console refurbished      Diplomax(TM)       M,S       ON GOING
400-0470              Prestige(TM) Radial Foot Pedal        Prestige(TM)       M,S       ON GOING
400-0475              Prestige(TM) Closed Toe Foot Pedal    Prestige(TM)       M,S       ON GOING
400-0575              Prestige(TM) Control Center Remote    Prestige(TM)       M,S       ON GOING
400-0830              Prestige(TM) Command Power Pole       Prestige(TM)       M,S       ON GOING
400-7000              Prestige(TM) Console, 120V            Prestige(TM)       M,S       ON GOING
400-7010              Prestige(TM) Console, 100V            Prestige(TM)       M,S       ON GOING
400-7022              Prestige(TM) Console, 220V            Prestige(TM)       M,S       ON GOING
400-7024              Prestige(TM) Console, 240V            Prestige(TM)       M,S       ON GOING
RFOOTP3               Diplomax(TM) Footswitch 3 CPI         Diplomax(TM)       M,S       ON GOING
                         refurbished
400-3000              3000 Series                           Four Plus           S        12/2001
400-5000              5000 Series                           Four Plus           S        12/2001
400-0400              Four Plus Footswitch                  Four Plus           S        12/2001
400-0900              Four Plus Cart                        Four Plus           S        12/2001
400-6000              6000 Series Console                   Phaco Plus          S        12/2003
400-6100              6100 Series Console                   Phaco Plus          S        12/2003
400-6200              6200 Series Console                   Phaco Plus          S        12/2003
400-6300              6300 Series Console                   Phaco Plus          S        12/2003
400-6303              Sensory V Console RU                  Phaco Plus          S        12/2003
400-0910              Phaco Plus Cart with IV Pole          Phaco Plus          S        12/2003
400-0410              Phaco Plus Footpedal                  Phaco Plus          S        12/2003
400-0850              Power IV Pole 100/120                 Phaco Plus          S        12/2003
400-0420              Sensory V Footpedal                   Phaco Plus          S        12/2003
400-0920              Sensory V Cart                        Phaco Plus          S        12/2003